Major Customers and Credit Risk	12 Months Ended
Dec. 31, 2014
Major Customers And Credit Risk [Abstract]
Major Customers and Credit Risk
16. Major Customers and Credit Risk
Due to the nature of our supply and logistics operations, a disproportionate percentage of our trade receivables constitute obligations of oil companies. This industry concentration has the potential to impact our overall exposure to credit risk, either positively or negatively, in that our customers could be affected by similar changes in economic, industry or other conditions. However, we believe that the credit risk posed by this industry concentration is offset by the creditworthiness of our customer base. Our portfolio of accounts receivable is comprised in large part of accounts owed by integrated and large independent energy companies with stable payment histories. The credit risk related to contracts which are traded on the NYMEX is limited due to daily margin requirements and other NYMEX requirements.
We have established various procedures to manage our credit exposure, including initial credit approvals, credit limits, collateral requirements and rights of offset. Letters of credit, prepayments and guarantees are also utilized to limit credit risk to ensure that our established credit criteria are met.
During 2014, 2013 and 2012 our largest customer was Shell Oil Company, which accounted for 12%, 17% and 14% of total revenues respectively. The revenues from Shell Oil Company in all three years relate primarily to our supply and logistics operations.